Exhibit 99.1

Sancon Resources Recovery, Inc
(OTCBB: SRRY)
The emerging leading recycling network in china

Sancon resources recovery
Safe Harbor Statement
 The statements contained in this communication about Sancon and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we
 believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC). These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

Sancon resources recovery
Who We Are
• Established in 2002, Sancon is an environmental services and waste management recycling company that is building the largest recycling network in China
• Operations are based in China and Australia. 300 employees, 40 trucks and vans, multiple recycling locations China
• Sancon processes industrial and commercial solid wastes, turning them into new raw materials used in making of new products
• Sancon experienced strong growth over the last 3 years, sales went from
 $0.88mil in 2005 to $6.07mil in 2007, and turned profit in 2008 Q1. It also experienced approximately 139% annual compounded sales growth from
 2005 to 2008
• Sancon is awarded a Waste Management Service License from the Chinese
 Government and is fully ISO9001 and ISO14001 certified

Sancon resources recovery
Corporate Structure
Sancon Resources Recovery, Inc
(United States)
OTCBB: SRRY
Sancon
(Australia)
Sancon
(China)
Sancon
(Hong Kong)
100%
70%
100%

Sancon resources recovery
Sustainable Economy
 Sancon’s 3R Model

Sancon resources recovery
Cyclic Economy
Empty Glass Bottle
Crushed Glass
Glass Powder
Replace calcium
carbonate for carpet
making

Traditional Waste Management Route
Landfills
Sancon Collects Wastes From Manufacturing Clients
Sancon Reprocesses Waste Material
Sancon
Services
➤ Collection & Logistics
➤ Security Destruction
➤ Waste Reprocessing
➤ International Standards (ISO 14001, ISO 9001)
➤ Trade Distribution Network
Global Manufacturers
Sancon's Recycled Material Re-enters Manufacturing Loop As Raw Material
Sancon Distributes The Recycled Material Through Its Trading Network In China To Manufacturers

Sancon resources recovery
Sancon’s Business Model

Sancon resources recovery
Business Operations & Services
• Waste Management Services
 – Full waste management solutions for manufacturing companies, aim to recover recyclable materials instead of dumping into land-fills.
 – Procurement of recyclable waste materials from clients’ designated sites and manages the entire logistics operation from scheduling, pickups, and transportation.
 – Security Product Destruction Services
 • Wastes carrying sensitive information (Check Books, Credit Cards, etc)
 • Brand Protection for high end consumer products in China (Chivas Regal, etc).
• Reprocessing of Wastes
 – Convert wastes into recycled raw materials through mainly Melting, Granulating,
 Baling, and Extrusion Processes before selling them to manufacturers to be used in making of new products (furniture, construction, building materials, packaging materials, etc).
• Sale of Recycled Materials
 – Sancon sells recyclable materials to satisfy market demand for cheaper recycled materials and has established a large customer base in China.

Sancon resources recovery
Flow of Operations
1. Sancon’s facilities collect and process
 industrial waste materials (mainly plastics)
 from large well known companies (i.e.
 Toyota, Masterfood, and P&G).
2. Sancon turns wastes into reusable raw
 materials that can be used for making new
 products.
3. The materials are then sold & shipped to
 Sancon’s customers in China to produce new
 products (i.e. flooring, furniture, packaging,
 components, building materials, etc).

Sancon resources recovery
Australia Operations
• Waste Management Services
 – Full waste management solutions for manufacturing companies, aim to recover recyclable materials instead of dumping into land-fills.
• Reprocessing of Wastes
 – Convert wastes into recycled raw materials through mainly Melting,
 Granulating, Baling, and Extrusion Processes before selling them to manufacturers to be used in making of new products (furniture, construction, building materials, packaging materials, etc).

Sancon resources recovery
China Operations
• Range of services include:
 – Waste Collection (Procurement)
 – Security Product Destruction (Sensitive Waste)
 – Recycling (Waste Processing)
• Sancon currently staffs over 300 people in 6 recycling sites with over 40 trucks and
 Vans (both owned and rented) to provide waste management logistic services
• Sancon plans to expand its current services offerings to more waste types, such as paper, cardboard, plastics and eWastes

Sancon

Taiyuan
Chongqing
Urumqi
Xian
Harbin
Shenyang
Beijing
Tianjin
Dalian
Shijiazhuan
Qingdao
Jinan
Zhengzhou
Suzhou
Nanjing
Shanghai
Lhasa
Chengdu
Hangzhou
Ninbo
Wuhan
Changsha
Nanchang
Fuzhou
Guanzhou
Quanzhou
Xiamen
Shantou
Shenzheng
Guiyang
Dongguan
Haiko
Zhuha
Recycling Plants
Transfer Stations

Sancon resources recovery
Expanding business in China
• China Association of Resources Recovery and Recycling estimated there are currently between $35-40 billion recyclable waste materials not recovered, presenting a large market for Sancon

Sancon resources recovery
Electronic Waste Operations
• Collection and Processing of Electronic Wastes (soon to be launched)
 – Convert electronic wastes into valuable recycled raw materials such as gold, platium, metal and plastics to be used in making of new products

Sancon

上海东冠纸业有限公司
Shanghai Orient Champion Paper Co.,Ltd
09/05/2008

09/05/2008

服务、效率、沟通、改善、团队
09/05/2008

Sancon resources recovery
Waste Paper Collection Service
• Collection and Processing of Wastes Paper (just launched)
 – Place special collection bins in offices and copy rooms to encourage waste paper collection, reward participating companies with new copy paper.

Sancon resources recovery
Market Drivers In China
• Lowering Production Cost for Manufacturers
 – Recycled materials considerably reduce the production costs for manufacturers to avoid expensive new raw materials
• Lowering Land-filling Cost for Businesses
 – “Close The Loop” solutions for industrial wastes will also reduce the landfill costs for
 Manufacturers and Businesses.
• Environmental Protection Policies & Trends
 – Heavy emphasis on environmental protection, new tougher environment protection and recycling laws and policies
 – China to implement policies in taxation, charging polluters, subsidies to those giving up profits for the sake of the environment and preferential financing policies
 – China Bureau of Environment Protection budget 2%-2.5% of GDP ($4billion) per year for environment protection projects starting from 2006
• Brand Protection & Prevent Piracy
 – Collection and Security Destruction of sensitive wastes can avoid them from being used by counterfeiters in piracy, which greatly reduce damages to branding and product sales

Sancon resources recovery
Growth Opportunities
• National Presence
 − 6 strategically positioned recycling plants and 30 depots in China enable
 Sancon to meet the demand for nation wide environmental services
• Aggressive International Management Team
 − Management team experienced in logistical management and waste management operations, together with foreign management qualifications are key factors enabling the delivery of a high standard of service to
 Sancon’s clients
• International Waste Management Standards Compliant
 − Unlike most other recycling operators in China, Sancon is ISO 9001 and
 ISO 14001 certified and registered. Sancon is also one of the few foreign waste management companies licensed by the Chinese government

Sancon resources recovery
Growth Opportunities
• Demand from Large Enterprises
 − Most of the world’s fortune 1000 companies are investing heavily in China providing a pool of potential customers that desire to be environmentally responsible
• Sancon Occupies a Niche In a Large, Growing Market
 − Chinese waste management market is estimated at $35 billion by 2010
 − Market dominated by state owned companies - poorly managed, inefficient, outdated collections, lack of technology- creating enormous opportunities for new companies
 − Fortune500 companies like Suez and Veolia are mainly focused on incineration, water and hazardous waste treatment markets, leaving the niche recycling market to specialized recycling companies such as Sancon
• New Recycling Law in China Positions Sancon for Strong Growth
 − Chinese government has recently mandated that businesses take steps to reduce environmental impact, creating explosive demand for Sancon’s services

Sancon resources recovery
Recent Developments
• Sancon Reports Record Third Quarter Revenue Growth of 204%
 – Sancon has recently announced that they have generated $3.86M in revenue for Q3
 2008, compared with $1.27M for the same period last year
 – Posted Gross Profit of $1.83M for Q3 2008
 – Revenue for the first three quarters of 2008 have increased 134% to $9.75M
• One of World’s Largest PC Maker Lenovo Selects Sancon To Collect and
 Process Packaging and Electronic Waste
 – Sancon collects, ships, disassembles, reprocesses, and resells plastic and metal parts from: computers, scanners, printers, servers, and copiers
• Pernod Ricard Selects Sancon to Handle Recycling and Security
 Destruction Services
 – Sancon has recently entered into Phase II of their contract to offer nationwide coverage as the exclusive services provider for Pernod Ricard China

Sancon resources recovery
Financial Overview
(In USD millions)	2005	2006	2007	2008H1	2008Q3(Prelim)	2008(Est)
Revenue	0.88	3.45	6.07	5.89	3.86	12
Revenue Growth YoY	-	292%	75.9%	-	-	97.7%
Gross Margin	27.3%	15%	23.9%	48.8%	47.41%	-
Net Income/（Loss）	(0.04)	0.02	(0.17)	0.99	0.46	2.1
Net Margin	-	0.6%	-	16.8%	11.94%	17.5%
As of 6/30/08
In USD Millions Current Assets	$2.22
Fixed Assets	0.61
Total Assets	2.83
Current Liabilities	1.21
Long Term Liabilities & Minority Interests	0.35
Total Liabilities	1.56

Sancon resources recovery
Investment Highlights
• Proven Revenue Growth
 – Since inception in 2002, revenue has almost doubled each year and is on pace to continue the trend, approx 139% annual compounded sales growth from 2005 to
 2008
• Rapid Market Growth and Demand
 –  Recycled raw materials imported to China grew from 1-2 million tons per year in early 1990s to 50 million tons in 2007. The Chinese Government is emphasizing environmental policies & projects for all sectors and entities.
 – China’s environmental industry is highly fragmented and at its infancy stage
• Early Mover in a New Industry
 – Since 2002, Sancon has been developing its operation in waste management and recycling in China. Sancon has the capacity both in people, network and facilities to expand aggressively its waste management operations
• Attractive Investment in an Undiscovered Stock
 – Sancon historically have been funded by management, providing a high reward yet low risk investment opportunity

Sancon resources recovery
Management Team
• Jack Chen, CEO & Director
 – Founder of the company since 2002, Mr. Jack Chen has eight years of operating experiences in the waste management and resources recovery sector in Australia and
 Asia. Previously, Jack worked in a management position for a multinational German plastics and chemicals company and later built a successful plastics trading business between Hong Kong and China.
• Gary Li, CFO, & General Manager, China Operation
 – Mr. Li served as the General Manager of Shanghai Dayang Environmental Services Co.
 and has over 5 years of experience in general management and project development positions. Mr. Li holds an associate degree of Accounting from Victoria University,
 Australia; a bachelor degree in Business from Swinburne University, Australia; and a masters degree in information Technology from Swinburne University, Australia.
• Guy Waters, General Manager, Australia Operation
 – Prior to joining Sancon in 2002, Mr. Water had 35 years of working and management experiences in the wool and forestry industries in Australia and possesses deep industrial knowledge and management skills. Mr. Water is responsible and focused on
 Sancon Australia's daily operation and business development.

Sancon resources recovery
Vital Statistics
Stock Ticker:    OTCBB: SRRY
Price as of Nov. 04th 2008: $0.35
Market Cap: $7.91mil
Shares Outstanding: 22.6mil
Float Public: 6 mil
Insider Holding: 60%
52wk Range: $0.11-$0.70
2008 PE based on 2.1mil PAT:  3.7x
Fiscal Yr. Ends: December. 31st